Global Atlantic Portfolios

Global Atlantic American Funds® Managed Risk Portfolio

Global Atlantic Balanced Managed Risk Portfolio

Global Atlantic BlackRock Global Allocation Managed Risk Portfolio

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio

Global Atlantic Growth Managed Risk Portfolio

Global Atlantic Moderate Growth Managed Risk Portfolio

Global Atlantic PIMCO Tactical Allocation Portfolio

Global Atlantic Select Advisor Managed Risk Portfolio

Global Atlantic Wellington Research Managed Risk Portfolio

(each a series of Forethought Variable Insurance Trust)

Class II Shares

Supplement dated December 4, 2018

to the Prospectus dated April 27, 2018, as supplemented June 28, 2018 (the “Prospectus”)

Effective December 6, 2018, under the heading “PORTFOLIO SUMMARY – PRINCIPAL INVESTMENT STRATEGIES,” for Global Atlantic PIMCO Tactical Allocation Portfolio, the last paragraph of the Principal Investment Strategy is deleted in its entirety.

This Supplement and the Prospectus, dated April 27, 2018, as supplemented June 28, 2018, Summary Prospectus dated April 27, 2018, and SAI dated April 27, 2018, as supplemented September 11, 2018, provide information that you should know before investing in the Portfolio and should be retained for future reference.  These documents have been filed with the Securities and Exchange Commission and are incorporated herein by reference.  These documents are available upon request and without charge by calling Shareholder Services at 1-877-881-7735.

Please retain this Supplement for future reference.

FVIT-1018_120418